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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                                January 23, 1996
                     Date of Report (date earliest reported)


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                         TEXAS REGIONAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                    0-14517                74-2294235
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)         Identification No.)



                             KERRIA PLAZA, SUITE 301
                             3700 NORTH 10TH STREET
                              MCALLEN, TEXAS 78501
               (Address of principal executive office) (Zip Code)


                                  210-631-5400
              (Registrant's telephone number, including area code)




                                 Not Applicable
          (former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.


Effective as of January 9, 1996, Texas Regional Bancshares, Inc., and First State Bank and Trust Company, Mission, Texas, entered into an agreement under which Texas State Bank, the principal operating subsidiary of Texas Regional Bancshares, Inc. will acquire through merger First State Bank and Trust Company.

Also, effective as of January 9, 1996, Texas Regional Bancshares, Inc., and The Border Bank, Hidalgo, Texas, entered into an agreement under which Texas State will acquire through merger The Border Bank.

Under terms of the agreements, Texas State Bank will acquire the First State Bank and Trust Company for a total cash consideration of $79.0 million and will acquire The Border Bank, for a total cash consideration of $20.5 million.

Both acquisitions are subject to satisfaction of a number of conditions precedent, as set forth in the Agreements filed herewith as Exhibits.

Upon the closing of the transactions, First State Bank and Trust Company and The Border Bank will be merged with and into Texas State Bank. First State Bank and Trust Company and The Border Bank will cease their separate existence. Following the closing, the bank facilities of First State Bank and Trust Company and The Border Bank will continue to be operated as branch bank facilities by Texas State Bank, under the name of Texas State Bank.

The purpose of this Amended Form 8-K is to file certain exhibits not available at the time of filing of the original Form 8-K.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.



     (a)  Financial Statements of Business Acquired.

          The financial statements for First State Bank and Trust Company and The Border Bank, prepared pursuant to Regulation S-X, are filed herewith as exhibits 99.1 and 99.2, respectively.

     (b)  Pro Forma Financial Information.

          Pro forma financial information for the transaction required by Item 7(b) of Form 8-K is filed herewith as exhibit 99.3.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Texas Regional Bancshares, Inc.
                                   (Registrant)



                                   By:     /s/  G. E. Roney
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                                           Glen E. Roney
                                           Chairman of the Board, President
                                           & Chief Executive Officer


                                   Date:   March 20, 1996


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                                INDEX TO EXHIBITS



Exhibit
Number                             Description
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 2.1           Agreement and Plan of Reorganization between First State Bank and
               Trust Company and Texas State Bank, with schedules attached.


 2.2 Agreement and Plan of Reorganization between The Border Bank and Texas State Bank, with schedules attached.


 20            Press release announcing acquisition dated January 10, 1996


*23.1          Consent of KPMG Peat Marwick LLP.


*23.2          Consent of KPMG Peat Marwick LLP.


*99.1          First State Bank & Trust Co. 1995 Financial Statements


*99.2          The Border Bank 1995 Financial Statements


*99.3 Texas Regional Bancshares, Inc. and Subsidiary Pro Forma Combined Condensed Financial Statements


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*Filed with this Amended Form 8-K.


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